__________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2012

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (518) 782-7700

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      Plug Power Inc. (the “Company”) held its annual meeting of stockholders on May 16, 2012 (the “Annual Meeting”).  At the Annual Meeting, the stockholders approved an amendment to the Plug Power Inc. 2011 Stock Option and Incentive Plan (the “2011 Plan”) to increase the number of shares of the Company’s common stock authorized for issuance under the 2011 Plan from 1,000,000 to 6,500,000. A copy of the amendment to the 2011 Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Annual Meeting held on May 16, 2012, the Company’s stockholders voted upon the following three matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 5, 2012:

1.  The election of three directors each to hold office until the Company’s 2015 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal;

2.  The approval of an amendment to the 2011 Plan to increase the number of shares of the Company’s common stock authorized for issuance under such plan from 1,000,000 shares to 6,500,000 shares;

3.  The ratification of KPMG LLP as the Company’s independent auditors for 2012.

The votes cast with respect to the election of directors are as follows:

Director	Votes For	Withheld

Andrew Marsh	21,740,599	326,489

Gary K. Willis	21,660,497	406,591

Maureen O. Helmer	21,799,590	267,498

There were 9,661,434 broker non-votes on this matter.  Each of Andrew Marsh, Gary K. Willis and Maureen O. Helmer were elected as a Class I directors, each to hold office until the Company’s 2015 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

The amendment to the 2011 Plan to increase the number of shares of the Company’s common stock authorized for issuance under such plan from 1,000,000 shares to 6,500,000 shares was approved and the results of the vote were as follows:

For:	16,647,939	Against:	5,384,286	Abstain:	34,863

There were 9,661,434 broker non-votes on this matter.

The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2012 was approved and the results of the vote were as follows:

For:	30,958,512	Against:	561,713	Abstain:	208,297

There were no broker non-votes on this matter.

Item 9.01.       Financial Statements and Exhibits

(d)        Exhibits.

10.1     Amendment No. 1 to the Plug Power Inc. 2011 Stock Option and Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: May 18, 2012	By: /s/ Andrew Marsh
Name: Andrew Marsh
Title: President and Chief Executive Officer

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